INFORMATION STATEMENT PURSUANT TO
                              SECTION 14(c) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Check the appropriate box:

|X|      Preliminary Proxy Statement.

|_| Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2).

|_|      Definitive Information Statement.


                          Pathobiotek Diagnostics Inc.
         --------------------------------------------------------------
                (Name of Registrant As Specified In Its Charter)


Payment of Filing Fee (check the appropriate box):

|X|      No fee required.

|_|      Fee computed on table below per Exchange Act rules 14c-5(g) and 0-11:

         (1) Title of each class of securities to which transaction applies: N/A

         (2)      Aggregate number of securities to which transaction applied:
                  N/A

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A

         (4)      Proposed maximum aggregate value of transaction:  N/A

         (5)      Total fee paid:  None

|_|      Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:  N/A

         (2)      Form, Schedule or Registration Statement No.:  N/A

         (3)      Filing Party:  N/A

         (4)      Date Filed:  N/A

                          PATHOBIOTEK DIAGNOSTICS INC.
                           4800 Research Forest Drive
                           The Woodlands, Texas 77381



                                  June 7, 2001



Dear Shareholder:

     You are cordially invited to attend a Special Meeting of Shareholders of Pathobiotek Diagnostics Inc. scheduled for June 28, 2001, at the offices of Pathobiotek Diagnostics Inc., 4800 Research Forest Drive, The Woodlands, Texas 77381, at 10:30 a.m.

         Please review the enclosed Notice of Meeting and Information Statement, which describe the matters to be acted upon at the meeting.

         Thank you for your continued support.

                                   Sincerely,


                                    /s/ Robert C. Simpson
                                   ----------------------------
                                    Robert C. Simpson
                                    President

                           PATHOBIOTEK DIAGNOSTICS INC.

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                         Date:      June 28, 2001
                         Time:      10:30 a.m.
                        Place:      Pathobiotek Diagnostics Inc.
                                    4800 Research Forest Drive
                                    The Woodlands, Texas  77381


Matters to be voted on:

Note: For purposes of this Notice, "the Company" refers to Pathobiotek Diagnostics Inc.

1) To authorize the reverse split (pro-rata reduction of outstanding shares) of the issued and outstanding common shares of the Company, at the ratio of one new share of common stock for 40 each shares of common stock now issued and outstanding (to be effective on the day following the meeting) and to amend the Articles of Incorporation as necessary to reflect the reverse split. No shareholder will be reduced below ten shares of common stock. There will not be a reduction in authorized shares.

2) To authorize the Directors to amend the Articles of Incorporation to change the name of the Company to a name to be determined in the discretion of the Board of Directors.

3) To authorize the Directors to amend the Articles of Incorporation to authorize the increase of the authorized common stock to 100,000,000 common shares @ $.0001 per share.

4) To authorize the transfer of the technology assets, patents, and liabilities to wholly owned subsidiary, Pathobiotek Inc. and to authorize the spin out of the shares of Pathobiotek Inc., as a dividend, pro-rata to the shareholders of the company on the basis of one share of Pathobiotek Inc. for each five shares of the company owned as of the record date for this meeting.

         You have the right to receive this notice and vote at the Special Meeting if you were a shareholder of record at the close of business on the date of this notice.

                                                 /s/ Robert C. Simpson
                                                 --------------------------
                                                 Robert C. Simpson
                                                 President


June 7, 2001

                          PATHOBIOTEK DIAGNOSTICS INC.

                              INFORMATION STATEMENT

                                TABLE OF CONTENTS


General Information............................................................1

Voting ........................................................................1

(Proposal No. 1)...............................................................2

(Proposal No. 2)...............................................................7

(Proposal No. 3)...............................................................7

(Proposal No. 4)...............................................................7

The Board of Directors ........................................................8

Security Ownership.............................................................9

Executive Compensation........................................................10

         Board of Directors Report............................................10

         Executive Compensation Tables........................................10

Certain Transactions..........................................................11

Section 16(a) Beneficial Ownership Reporting Compliance.......................11

Other Business................................................................11



        Copies of this information statement is available to shareholders at no charge upon request directed to:
                          Pathobiotek Diagnostics Inc.
                               Corporate Relations
                           4800 Research Forest Drive
                           The Woodlands, Texas 77381
                             Telephone: 281-364-6054
                             Facsimile: 281-364-6053

                               GENERAL INFORMATION


                              INFORMATION STATEMENT

         Management of Pathobiotek Diagnostics Inc. ("Patho")is providing this information statement to inform you about things to be voted on at the special meeting of our shareholders scheduled for June 28, 2001. The matters or proposals to be voted upon are the following: 1) authorization of a stock reverse split; 2) authorization of a name change for the Company; 3) authorization of increase in the number of common shares of the Company; 4) authorization of technology transfer to its wholly owned subsidiary, Pathobiotek Inc. We are not soliciting proxies as eight parties holding voting control of, in the aggregate, over 67% of the votes entitled to be cast at the meeting have indicated that they will vote in favor of the above four proposals.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                         COSTS OF INFORMATION STATEMENT

         We will pay the cost of preparing and sending out this information statement. It will be sent to most shareholders via regular mail. A few will receive it by personal delivery or facsimile.


                                     VOTING

SHAREHOLDERS ENTITLED TO VOTE

         Holders of record of common stock at the close of business on the date of mailing of this information statement will be entitled to vote at the Special Meeting of Shareholders. As of this date, approximately 19,885,947 shares of common stock were issued and outstanding. Each shareholder is entitled to one vote for each share of common stock held by such shareholder.

QUORUM AND VOTE NECESSARY TO ADOPT PROPOSALS

         In order to transact the business proposed at the Special Meeting, a quorum consisting of a majority of all outstanding shares entitled to vote must be present. Once a share is represented for any purpose at the Special Meeting, it will be deemed present for quorum purposes for the entirety of the meeting.

         The affirmative vote of at least 67 2/3% of the aggregate number of votes represented at the Special Meeting in person or by proxy is required to adopt the proposals set forth above.

INTEREST OF PERSONS IN MATTERS TO BE ACTED UPON

         None. No director or shareholder owning 10% or more of the outstanding shares has indicated his or her intent to oppose any action to be taken at the meeting. No officer or director or shareholder has any interest in any matter to be voted upon.

              PROPOSED AMENDMENTS TO ARTICLES OF INCORPORATION AND
                       CHANGES IN CORPORATE CAPITALIZATION

                         I. CHANGE OF OUTSTANDING SHARES
                                (Proposal No. 1)

                          PROPOSED REVERSE STOCK SPLIT

         The Board of Directors of the Company recommends a pro rata reverse split of the issued and outstanding shares of common stock and is asking stockholders to authorize a reverse split of the Company's issued and outstanding common shares, (pro rata reduction in outstanding shares), such ratio to be one new common stock share for every 40 shares of common stock issued and outstanding in the hands of shareholders. No shareholder will be reduced to less than ten shares of stock.

         The effective date of the reverse split shall be one day after date of shareholders meeting. The Board believes that such reverse split of the Company's capital shares will lend itself better to the Company's organization and capitalization and allow it to make capital placements.

         Management Discussion of the Proposal
         -------------------------------------

General

         The Company proposes to effect a recapitalization through the adoption of the reverse stock split. If the reverse split is approved by the stockholders, each forty shares of common stock outstanding on the Effective Date will be converted automatically into one share of new common stock, and the number of outstanding shares of common stock will be reduced from 19,885,947 million to 497,149 plus an estimated number of shares (10,000) to those shareholders whose shares are being rounded up to ten shares. To avoid the existence of fractional shares of new common stock, shareholders who would otherwise be entitled to receive fractional shares of new common stock shall receive whole shares rounded up to the whole share. No shareholder will be reversed to less than 10 shares. No cash payments will be made in lieu of shares or fractions. The effective date of the reverse stock split will be 10 days following the date of the meeting.

Background and Reasons for the Reverse Stock Split

         On May 31, 2001, the Board of Directors adopted resolutions approving the reverse split, calling the meeting, and directing that the reverse split be placed on the agenda for the consideration of the stockholders of the meeting.

         The Board of Directors believes that the recent per share price of the common stock has had a negative effect on the marketability of the existing shares, the amount and percentage of transaction costs paid by individual stockholders, and the potential ability of the Company to raise capital by issuing new shares. The Company believes there are several reasons for these effects, as summarized below.

         Most brokerage houses do not permit lower-priced stocks to be used as collateral for margin accounts or to be purchased on margin. Further, the Board of Directors believes that the current per share price of the common stock may investors to recommend lower-priced stocks to their clients or to hold them in their own portfolios. Certain policies and practices of the securities industry may tend to discourage individual brokers within those firms from dealing in lower-priced stocks. Some of those policies and practices involve time-consuming procedures that make the handling of lower priced stock economically unattractive. The brokerage commission on the purchase or sale of a lower priced stock may also represent a higher percentage of the price than the brokerage commission on a higher priced issue.

         As a general rule, potential investors who might consider making investments in the Company stock will refuse to do so when the Company has such a large number of shares issued and outstanding with no equity. In other words, the "dilution" which new investors would suffer would discourage them from investing in the Company. A reduction in the total outstanding shares may, without any assurance, make the Company capitalization picture somewhat more attractive.

         The Board of Directors is optimistic that the decrease in the number of share of common stock outstanding as a consequence of the proposed reverse stock split and the potential for a resulting increased price level will encourage greater interest in the common stock by the financial community and the investment public in conjunction with a new business focus.

         Management of the Company also believes that the proposed reverse split will make the Company better able to comply with NASDAQ's ever changing listing requirements by reducing the outstanding shares in the Company. The Company currently has 100 million shares outstanding with no net worth and no market capitalization. It is highly unlikely that even if the Company's assets made it otherwise NASDAQ eligible, that the trading price of shares of a 100 million share capitalized company would ever meet the NASDAQ trading price requirements even if a successful business were built or acquired. As a OTCBB stock, the Company is at a major disadvantage to NASDAQ or Exchange listed companies to raise capital, or expand, or acquire business if such were found.

         Current NASDAQ "Small Cap" listing requirements are:

         a)  Net Tangible Assets                              $  4,000,000
             ---

             or

             Market Capitalization                            $ 50,000,000

             or

             Net Income                                       $    750,000
             (in latest fiscal year or
             2 of last 3 fiscal years)

         b)  Public Float (shares)                               1,000,000

         c)  Market Value of Public                           $  5,000,000

         d)  Minimum Bid Price                                $       4.00

         e)  Market Makers (minimum)                                     3

         f)  Shareholders - (round lots)                               300

         g)  Market History                                            1 Year

         h)  Corporate Governance -
         Standards                                                     Yes

         At the current date, the Company would not meet any of the NASDAQ criteria.

         Once the reverse split has occurred, the Company will then be better structured to seek equity financing, because investors shy away from the very high dilution which would occur if an investment were made in the current structure.

                TABLE SHOWING EFFECT OF REVERSE SPLIT ONE FOR 40




Shares Pre-Reverse                                         Post Reverse Shares


100                                                        10

200                                                        10

300                                                        10

400                                                        10

500                                                        13

600                                                        15

700                                                        18

800                                                        20

900                                                        23

1000                                                       25


         There can be no assurances, however, that any effect of the price of the stock will occur or that the market price of the Company's common stock immediately after implementation of the proposed reverse stock split will rise, and if it rises, no assurance that such rise can be maintained for any period of time, or that such market price will approximate forty times the market price before the proposed reverse stock split.

         Dissenting stockholders have no appraisal rights under Texas law or under the Company's Certificate and Bylaws in connection with the reverse stock split.

         The Company's common stock is traded on the OTC Bulletin Board under the trading symbol PPTBK. The following table sets forth the quarterly high and low closing sale prices per share for the common stock as reported by OTC BB for the Company's past two fiscal years.

Fiscal Quarter Ended                        High                       Low

December 31, 2000                        $.20                            $.07
September 30, 2000                        .37                             .12
June 30, 2000                             .54                             .18
March 31, 2000                           1.75                             .18

December 31, 1999                        $.25                            $.18
September 30, 1999                        .60                             .25
June 30, 1999                             .75                             .18
March 31, 1999                           1.18                             .25


For the reasons stated above, the Board of Directors unanimously recommends that all stock holders vote FOR the approval of the reverse split.

                       Effects of the Reverse Stock Split

         General Effects. If the Amendment is approved by the stockholders, the principal effect of the reverse stock split will be to decrease the number of outstanding shares from 19,885,947 million shares to approximately 500,000 shares, based on share information as of May 31, 2001, after adjustment for the provision not to reverse any shareholder to less than 10 shares. The reverse split will not change the number of authorized common shares.

         In order that the Company may avoid the expense and inconvenience of issuing and transferring fractional shares of new common stock, stockholders who would otherwise be entitled to receive a fractional share of new common stock shall receive shares rounded to the next whole share.

         The reverse stock split may leave certain stockholders with one or more "odd-lots" of new common stock, i.e. stock in amounts of less than 100 shares. These odd-lots may be more difficult to sell or require greater transaction cost per share to sell, than shares in even multiples of 100.

         The reverse stock split will not have the effect of taking the Company private, and the Company will retain its shareholders who will all hold more than 10 shares each.

Effect on Market for Common Stock. On May 24, 2001, the closing sale price of the common stock on OTCBB was $.06 per share. By decreasing the number of shares of common stock outstanding, without altering the aggregate economic interest in the Company represented by such shares, the Board of Directors believes that the trading price will be increased to a price more appropriate for an exchange listed security; however, there can be no assurance that this will occur. The new common stock will continue to be traded on OTCBB under a new symbol to be assigned by NASD Market Integrity, Inc.

Effect on Outstanding Options, Warrants, and Convertible Securities of the Company. As of May 31, 2001, the Company had no outstanding options and warrants to purchase shares of common stock.

Changes in Stockholders' Equity. The balance sheet will also be affected by the reverse split but only by a change in the categories of "Shareholders Equity" - (decrease)and Additional paid in capital (increase). The net shareholders equity or deficit will not be effected.

                   II. AMENDMENTS TO ARTICLES OF INCORPORATION

                                  (Proposal #2)

         Corporate Name. The Board is asking shareholders to authorize a name change of the corporation to a name to be determined by the Board and to approve an amendment to the Articles of Incorporation therefore.

                                  (Proposal #3)

     Stated Purpose. To amend the stated purpose of the corporation to: The corporation shall be authorized to issue up to 100 million shares of common stock @ $.0001 par value.

         Management recommends the amendments to the Articles of Incorporation be approved and recommends a vote Afor@ Proposals #2 and #3.


              BACKGROUND AND REASONS FOR AMENDMENTS TO ARTICLES OF
            INCORPORATION REGARDING SHARES AUTHORIZED AND NAME CHANGE

         The Company was originally incorporated in 1996.

         The Company has requested that the shareholders approve amendments to the Articles of Incorporation to allow:

         a.  name change to be determined by the Board of Directors, and

         b. to amend the Articles to increase the authorized common stock to 100 million shares @ $.0001 par value.

         The Company believes these changes to be in the best interest of the shareholders, because the expanded business purpose of the Company will allow it to seek other business opportunities.

         Shareholders should be advised the Board of Directors may make decisions about acquisitions and stock issuances for assets, upon which the shareholders will not have any right to vote. Under the Texas Business Corporation Act, in the event of a merger or a share exchange with shareholders of another corporation which results in issuance of voting shares totaling 20% or more of the shares outstanding prior to the merger or share exchange, the shareholders of Texas would have the right to vote on the merger or share exchange.

         The Board will be granted authority to change the name of the Company so that it no longer suggests the biotechnological business, at the Board's discretion.


 III. AUTHORIZATION OF DIVIDEND TO SUBSIDIARY PRO RATA TO SHAREHOLDERS' SPIN OUT
                                (Proposal No. 4)

     The company proposes to authorize the transfer of the company technology, assets, patents, and liabilities to its newly formed, wholly owned subsidiary, Pathobiotek Inc., a Nevada corporation, and to authorize the spin out of the shares of Pathobiotek Inc. as a dividend pro rata to the shareholders of record of the Company on the basis of one share of Pathobiotek Inc. for each five shares of the Company owned as of the record date for this meeting.

         The Company has been unable to raise private placement monies as it currently exists, and has entered into a loan arrangement with ATNG, Inc. for loan funding of $250,000, payable in $50,000 increments commencing in May 2001. Two directors of the Company, Messrs. Lindner and Simpson have pledged their shares totaling 11,294,427 shares as collateral for the loan.


         If the matters contained is covenants in the promissory note executed by the Company are fulfilled, which are the items being presented to shareholders in this proxy, the lender has the right to convert the loan to ownership of 2,000,000 shares of the pledged shares of Pathobiotek Diagnostics Inc. in satisfaction of the loan.

         The Company believes that the spin out company, Pathobiotek Inc., will be better structured to raise capital, without which it cannot survive, as a Nevada corporation. Shareholders will own the same pro rata ownership as owned in Pathobiotek Diagnostics Inc. immediately after the spin out.

         The spin out Company Pathobiotek Diagnostics, Inc. will have the same arrangement as that of the Company.

         Management recommends a vote "for" the proposal.


                             THE BOARD OF DIRECTORS

                  COMPOSITION OF THE PRESENT BOARD OF DIRECTORS

         Pathobiotek Diagnostics Inc. is governed by a board of directors that meets throughout the year. There are no standing committees. All matters (including election of officers, executive compensation, and selection of auditors) are approved by the board acting as a committee of the whole. Our by-laws call for a board of directors consisting of from one to five members. The board presently consists of three members.

         The names, background, and periods of service of the present directors are as follows:


         Name                   Age           Position                Term
         ----                   ----          --------                ----

Robert C. Simpson, PhD          58          President & Director      Annual
Luther Lindner, MD, PhD         58          Secretary & Director      Annual
Greg McDonald, PhD              45          Director                  Annual
John Bonfiglio, PhD             46          Director                  Annual
Andy Blasband, PhD              44          Director                  Annual

     Robert C. Simpson, Ph.D. is a director as of March 6, 1996. He has served as President and CEO of Pathobiotek Diagnostics Inc. since 1996. From 1993 to present, Dr. Simpson has also served as President and CEO of Pacific Biotech International, Inc. His educational experience includes Michigan State University where he studied Education Systems Development. At Eurotechnical Research University, he studied Business Administration and received a Ph.D. He also studied at Central Michigan University and the University of Michigan for Business Administration where he achieved a M.A. and B.B.A, respectively.

     Luther E. Lindner, M.D., Ph.D. is a director as of March 6, 1996. Dr. Lindner is a board certified pathologist with an unusual breadth of experience and knowledge in different areas plus a strong academic background. Dr. Lindner is currently an associate professor at Texas A&M University teaching and researching infectious diseases since 1983. He has served as Vice President and CSO to Pathobiotek Diagnostics Inc. (1996-present) and Pacific Biotech International, Inc. (1993 - present). He has studied at Case Western Reserve University for Experimental Pathology where he obtained a Ph.D., University Hospitals, CWRU for Anatomic Pathology Residence, Case Western Reserve University for Medicine where he received an M.D. degree. A B.S. was obtained through the University of Toledo in the field of Pre-Medicine.

     Gregory A. McDonald, Ph.D. has been a Director of Pathobiotek Diagnostics Inc. since 2000. He received his B.S. in Biology from Guilford College in 1978 and a Ph.D. in Microbiology from the University of Virginia in 1984. From 1989 to 1995, he was an assistant professor, Department of Microbiology, School of Medicine, University of Missouri, Columbia. From 1995 to present, he has been an Associate Professor, Department of Molecular Microbiology and Immunology School of Medicine, University of Missouri, Columbia.

     John Bonfiglio, Ph.D. is a director as of March 6, 2000. Mr. Bonfiglio has an MBA from Pepperdine University (1992). In 1981, he was a Postdoctoral Fellow in Organometallic Chemistry at University of California at Berkeley. He received his Ph.D. in Synthetic Organic Chemistry from the University of California at San Diego in 1980 and received his MS in Synthetic Organic Chemistry from the University of California at San Diego in 1978. In 1976, he received his BS in Chemistry from State University of New York at Stony Brook.

     From November 1999 to April 2001, Mr. Bonfiglio was President and CEO of Peregrine Pharmaceuticals, Inc. (NASDAQ: PPHM). From April 1999 to November 1999, he was Vice President, Technology and Business Development, Techniclone Corp. From July 1997 to April 1999, he was Vice President, Business Development for Techniclone Corp. From 1994 to 1997, he was Director of Business Development of Baxter Healthcare Corp., Immunotherapy Division, and also served for a period in the Cardiovascular Surgical Division.

         Andrew J. Blasband, Ph.D. has been a Director since March 2000. He obtained a Bachelor of Science in 1978 from Michigan State, and in 1986, he received a Ph.D. in Microbiology from the University of Virginia. From 1994 to December 1996, he was Senior Scientist at Spectragen, a subsidiary of Lynx Therapeutics, Inc. From January 1997 to July 1998, he was Senior Staff Scientist I, Science & Technology at PE Applied Biosystems, Inc., and in July 1998, he became Senior Staff Scientist II at PE Applied Biosystems, where he is still employed.


                            COMPENSATION OF DIRECTORS

         We pay no director compensation and have no retirement plan for directors.

                               SECURITY OWNERSHIP

SECURITY  OWNERSHIP  OF  CERTAIN  BENEFICIAL  OWNERS,  DIRECTORS  AND  EXECUTIVE
OFFICERS

COMMON STOCK. The following tables set forth, as of April 21, 2001, the ownership of our common stock by

   o   each existing director and named executive officer of the company,

   o   all executive officers and directors of the company as a group, and

   o all persons known by us to beneficially own more than 5% of our common stock.

DIRECTORS AND OFFICERS TABLE

Directors                       Amount and Nature of          Percent of
or Executive Officers           Beneficial Ownership          Stock Outstanding*
---------------------           -----------------------       -----------------
Robert C. Simpson, PhD              9,977,827                      50%
Luther Lindener, MD, PhD            1,316,600                      6.6%
Greg McDonald, PhD                     40,000                      .2%
John Bonfiglo, PhD                      5,000                      .03%
Andy Blasband, PhD                     40,000                      .2%
-----------
Officers and Directors as a group  11,379,427                      57%

* Computed based upon 19,885,947 shares outstanding which includes 1,128,283 unissued, but subscribed shares at year end 2000.


   MORE THAN 5% OWNERSHIP TABLES
   COMMON STOCK TABLE
                                               Amount and Nature of
   Name and Address of Beneficial Owner        Beneficial Ownership(1)            Percent of Class
   ------------------------------------        -----------------------            ----------------
Robert C. Simpson, PhD                               9,977,827                          50%
Luther Lindener, MD, PhD                             1,316,600                          6.6%


(1) Unless otherwise stated below, each such person has sole voting and investment power with respect to all such shares. Under Rule 13d-3(d), shares not outstanding which are subject to options, warrants, rights or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by such person, but are not deemed outstanding for the purpose of calculating the percentage owned by each other person listed.
                             EXECUTIVE COMPENSATION

                               EXECUTIVE OFFICERS

         The following table contains the title and name of each executive officer of Pathobiotek Diagnostics Inc.:

         TITLE                            NAME                   SERVED SINCE
         -----                            ----                   ------------
President                        Robert C. Simpson, PhD                   1996
Secretary/ Vice President        Luther Lindener, MD, PhD                 1996

(See biographical information under "Directors")




                          EXECUTIVE COMPENSATION TABLES

Annual Compensation                                                    Long Term Compensation
------------------------------------------------                       ----------------------------------------
                                                                                Awards
                                                                                --------------------------
                                                                                Restricted       Securities
Name and                                                      Other Annual      Stock            Underlying        All Other
Principal Position                  Year    Salary   Bonus    Compensation      Awards           Options           Compensation
-------------------                 ----    ------   -----    ------------      ------           -------           ------------
Robert C. Simpson, PhD,             2000    $125,00  0        0                 0                0                 0
President

Luther Lindener, MD, PhD            2000    $35,000  0        0                 0                0                 0
Secretary

Greg McDonald, PhD                  2000    0        0        0        20,000 common shares      0                 0
Director

John Bonfiglo, PhD                  2000    0        0        0                 0                0                 0

Andy Blasband, PhD                  2000    0        0        0        20,000 common shares      0                 0


                              CERTAIN TRANSACTIONS


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16 of the Securities Exchange Act of 1934, as amended, requires officers, directors and more than ten percent shareholders to report their holdings and transactions in Pathobiotek's equity securities to the Securities and Exchange Commission on a timely basis. All of our officers, directors and more than ten percent shareholders were delinquent in all required filings in 2001.


OTHER BUSINESS

SPECIAL MEETING OF SHAREHOLDERS

         At the date of this proxy statement, no other matter will be presented for action at the special meeting. Only those matters presented in the Notice and Information Statement may be voted upon at the Special Meeting.

SHAREHOLDER PROPOSALS AND NOMINATIONS

         Shareholders may propose matters to be presented at shareholders' meetings and also may nominate directors. Shareholder proposals must conform to the standards set out by the Securities and Exchange Commission and must be received at our principal offices on or before September 1, 2001 in order to be included in the proxy materials for presentation at our annual meeting of shareholders in 2001, which is anticipated in early December 2001.

ANNUAL REPORT AVAILABLE

SHAREHOLDERS MAY OBTAIN A COPY OF OUR FORM 10-KSB FOR 2000, WITHOUT CHARGE, BY WRITING TO US AT: 4800 Research Forest Drive, The Woodlands, TX 77381,
ATTENTION: CHIEF EXECUTIVE OFFICER.

                                              /s/ Robert C. Simpson
                                              ----------------------------
                                              Robert C. Simpson
                                              President

June 7, 2001




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                          PATHOBIOTEK DIAGNOSTICS INC.
                           4800 Research Forest Drive
                           The Woodlands, Texas 77381

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
                         SPECIAL MEETING OF STOCKHOLDERS

         The undersigned hereby appoints Robert C. Simpson proxy, with full power of substitution, for and in the name or names of the undersigned, to vote all shares of Common Stock Pathobiotek Diagnostics, Inc. held of record by the undersigned at the Special Meeting of Stockholders to be held on June 28, 2001, at 10:30 AM, at 4800 Research Forest Drive, The Woodlands, Texas, and at any adjournment thereof, upon the matters described in the accompanying Notice of Special Meeting and Proxy Statement, receipt of which is hereby acknowledged, and upon any other business that may properly come before, and matters incident to the conduct of, the meeting or any adjournment thereof. Said person is directed to vote on the matters described in the Notice of Special Meeting and Proxy Statement as follows, and otherwise in their discretion upon such other business as may properly com before, and matters incident to the conduct of, the meeting and any adjournment thereof.

1) To authorize the reverse split (pro-rata reduction of outstanding shares) of the issued and outstanding common shares of the Company, at the ratio of one new share of common stock for 40 each shares of common stock now issued and outstanding (to be effective on the day following the meeting) and to amend the Articles of Incorporation as necessary to reflect the reverse split. No shareholder will be reduced below ten shares of common stock. There will not be a reduction in authorized shares.

         [ ] FOR           [ ] AGAINST

2) To authorize the Directors to amend the Articles of Incorporation to change the name of the Company to a name to be determined in the discretion of the Board of Directors.

         [ ] FOR           [ ] AGAINST

3) To authorize the Directors to amend the Articles of Incorporation to authorize the increase of the authorized common stock to 100,000,000 common shares @ $.0001 per share.

         [ ] FOR           [ ] AGAINST

4) To authorize the transfer of the technology assets, patents, and liabilities to wholly owned subsidiary, Pathobiotek Inc. and to authorize the spin out of the shares of Pathobiotek Inc., as a dividend, pro-rata to the shareholders of the company on the basis of one share of Pathobiotek Inc. for each five shares of the company owned as of the record date for this meeting.

         [ ] FOR           [ ] AGAINST

YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE SIGN AND RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE STATED PROPOSALS.


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                                              ----------------------------
                                                  Signature of Stockholder

                                              ----------------------------
                                                 Signature if held jointly

                                      Dated:________________________, 2001


IMPORTANT: If shares are jointly owned, both owners should sign. If signing as attorney, executor, administrator, trustee, guardian or other person signing in a representative capacity, please give your full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.



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